FREIGHT RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2021
FREIGHT RECEIVABLES
Schedule of individually determined to be impaired to a value

NOTE 11 – FREIGHT RECEIVABLES

USDm	2021	2020	2019
Analysis as of 31 December of freight receivables:
Gross freight receivables:
Not due	43.4	17.9	39.8
Due < 30 days	17.9	10.8	22.5
Due between 30 and 180 days	23.2	23.7	25.3
Due > 180 days	2.6	12.0	6.0
Total gross	87.1	64.4	93.6
Allowance for expected credit loss	3.1	5.8	3.7
Total net	84.0	58.6	89.9

Schedule of movement in provisions for impairment of freight receivables

USDm	2021	2020	2019
Allowance for expected credit loss
Balance as of 1 January	5.8	3.7	1.7
Adjustment to prior years	—	—	1.5
Provisions for the year	0.7	3.1	2.4
Provisions reversed during the year	(3.4)	(1.0)	(1.9)
Balance as of 31 December	3.1	5.8	3.7